SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 10, 2007


                           EPIC ENERGY RESOURCES, INC.
                           ---------------------------
                 (Name of Small Business Issuer in its charter)


        Colorado                      0-31357                94-3363969
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(State of incorporation)       (Commission File No.)       (IRS Employer
                                                          Identification No.)

                           10655 Six Pines, Suite 210
                           The Woodlands, Texas 77380
            ---------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (281)-419-3742


                                       N/A
                      -----------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01   Entry Into a Material Definitive Agreement

      In August 2007, the Company acquired the Carnrite Group LLC for 3,177,812 shares of its restricted common stock. In connection with this acquisition, 1,673,036 additional shares of common stock were issued to key officers of the Carnrite Group as retention shares that will vest in two years from March 28, 2007, which is the effective date of the acquisition. All or part of these shares will be returned to the Company if one or more officers of Carnrite voluntarily terminate their employment prior to March 23, 2009.

      The Carnrite Group, LLC emerged from Jefferies Energy Consulting, LLC, in early 2007 facilitated by the decisions of Jefferies Randall & Dewey management to exit management consulting. The Carnrite consultants have industry experience that span the upstream, midstream, downstream, and utility sectors of the oil and gas industry covering reservoir management and drilling to commodity marketing and trading, and financial analysis and planning to organizational design.

      The Carnrite Group, from its base in Houston, Texas, brings global experience working with clients spanning domestic North American, to national and multi-national energy companies, including midstream companies, petro-chemical companies, service providers, and the investment banking community. The Carnrite Group team of consultants have completed engagements ranging from operations effectiveness and optimization, to corporate strategy and organizational capability in Europe, Mid East, Africa and Asia; conceptual field development in South America; and gas commercialization and operations optimization in Australia. Success is achieved by blending a proven project approach leveraged with multinational teams to achieve a result tailored to suit the clients' needs.

      The Carnrite Group gross revenues (May 1 through July 31, 2007) were approximately $1,520,441.

Item 9.01   Financial Statements and Exhibits

      Number       Description
      ------       -----------

         10        Agreement relating to the acquisition of The Carnrite Group.



      The financial statements of the Carnrite Group LLC, together with the required proforma financial statements will be filed by amendment.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   August 22, 2007                   EPIC ENERGY RESOURCES, INC.

                                          By: /s/ John Ippolito
                                              ------------------------------
                                              John Ippolito, President
















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